Exhibit 1

                             JOINT FILING AGREEMENT

         This Agreement is made this 7th day of February, 2006, by and between each of the undersigned.

         WHEREAS, each of the undersigned is required to file a Schedule 13D with respect to ownership of securities in Fidelity National Information Services, Inc.;

         NOW, THEREFORE, the undersigned agree to file only one Schedule 13D reflecting their combined beneficial ownership of securities in Fidelity National Information Services, Inc. and each of the undersigned hereby designates and appoints each of Thomas H. Lee Equity Fund V, L.P., Thomas M. Hagerty and Seth Lawry as its attorney-in-fact with full power of substitution for each of them, each acting singly, to sign, file and make any amendments to such Schedule 13D.

            This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.


                            [Signature Pages Follow]


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            IN WITNESS WHEREOF, each of the undersigned has executed this Joint
Filing Agreement as of the date first written above.


                                 THL FNIS HOLDINGS, LLC

                                 By: THL Equity Advisors V, LLC, its manager

                                 By: Thomas H. Lee Partners, L.P., its sole
                                     member

                                 By: Thomas H. Lee Advisors LLC, its general
                                     partner

                                 By: /s/ Thomas M. Hagerty
                                     -------------------------------------------
                                 Name: Thomas M. Hagerty
                                 Title: Managing Director



                                 THOMAS H. LEE EQUITY (CAYMAN) FUND V, L.P.

                                 By: THL Equity Advisors V, LLC, its general
                                     partner

                                 By: Thomas H. Lee Partners, L.P., its sole
                                     member

                                 By: Thomas H. Lee Advisors LLC, its general
                                     partner

                                 By: /s/ Thomas M. Hagerty
                                     -------------------------------------------
                                 Name: Thomas M. Hagerty
                                 Title: Managing Director



                                 THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP

                                 By: THL Investment Management Corp., its
                                     general partner

                                 By: /s/ Thomas M. Hagerty
                                     -------------------------------------------
                                 Name: Thomas M. Hagerty
                                 Title: Managing Director


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                                 THOMAS H. LEE ADVISORS, LLC

                                 By: /s/ Thomas M. Hagerty
                                     -------------------------------------------
                                 Name: Thomas M. Hagerty
                                 Title: Managing Director



                                 THL EQUITY ADVISORS V, LLC

                                 By: Thomas H. Lee Partners, L.P., its sole
                                     member

                                 By: Thomas H. Lee Advisors LLC, its general
                                     partner

                                 By: /s/ Thomas M. Hagerty
                                     -------------------------------------------
                                 Name: Thomas M. Hagerty
                                 Title: Managing Director














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                                 PUTNAM INVESTMENTS EMPLOYEES' SECURITIES
                                 COMPANY I LLC

                                 By: Putnam Investment Holdings, LLC, its
                                     managing member

                                 By: Putnam Investments, LLC, its managing
                                     member

                                 By: /s/ Robert T. Burns
                                     -------------------------------------------
                                     Name: Robert T. Burns
                                     Title: Managing Director



                                 PUTNAM INVESTMENTS EMPLOYEES' SECURITIES
                                 COMPANY II LLC

                                 By: Putnam Investment Holdings, LLC, its
                                     managing member

                                 By: Putnam Investments, LLC, its managing
                                     member

                                 By: /s/ Robert T. Burns
                                     -------------------------------------------
                                     Name: Robert T. Burns
                                     Title:  Managing Director



                                 PUTNAM INVESTMENT HOLDINGS, LLC

                                 By: Putnam Investments, LLC, its managing
                                     member

                                 By: /s/ Robert T. Burns
                                     -------------------------------------------
                                     Name: Robert T. Burns
                                     Title: Managing Director



                                 PUTNAM INVESTMENTS, LLC

                                 By: /s/ Robert T. Burns
                                     -------------------------------------------
                                 Name: Robert T. Burns
                                 Title: Managing Director